THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

International Equity Portfolio

Supplement Dated June 28, 2006 to the

Statement of Additional Information (SAI)

Dated April 28, 2006

__________________________________________________________________________

I. With respect to the Large Capitalization Growth Portfolio the “Subadvisors and Subadvisory Fee Rates” table appearing in the section of the SAI entitled “Management & Advisory Arrangements—Subadviser(s)” is hereby revised by deleting the existing contractual subadvisory fee rate set out for Marsico with respect to the Large Capitalization Growth Portfolio and substituting the following:

0.40% of aggregate assets up to $1.5 billion;
0.35% of aggregate assets over $1.5 billion*

* For purposes of the fee calculation, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or American Skandia Investment Services, Inc. will be aggregated:

(i)	American Skandia Trust AST Marsico Capital Growth Portfolio;
(ii)	Strategic Partners Mutual Funds, Inc. – Strategic Partners Capital Growth Fund;
(iii)	Strategic Partners Asset Allocation Funds – Strategic Partners Conservative Allocation Fund;
(iv)	Strategic Partners Asset Allocation Funds – Strategic Partners Moderate Allocation Fund;
(v)	Strategic Partners Asset Allocation Funds – Strategic Partners Growth Allocation Fund;
(vi)	The Target Portfolio Trust – Large Capitalization Growth Portfolio;
(vii)	The Prudential Series Fund – Global Portfolio; and
(viii)	American Skandia Trust AST Advanced Strategies Portfolio
(ix)

Future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC and/or American Skandia Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

II. With respect to the International Equity Portfolio, effective on or about July 1, 2006, the contractual subadvisory fee rate payable to Thornburg Investment Management, Inc. (“Thornburg”) under the subadvisory agreement between Thornburg and Prudential Investments LLC will change. The “Subadvisors and Subadvisory Fee Rates” table appearing in the section of the SAI entitled “Management & Advisory Arrangements—Subadviser(s)” is hereby revised by deleting the existing contractual subadvisory fee rate set out for Thornburg with respect to the International Equity Portfolio and substituting the following new contractual subadvisory fee rate:

0.35% on aggregate assets up to $100 million;
0.30% on aggregate assets over $100 million*

*For purposes of the fee calculation, the assets managed by
Thornburg in the International Equity Portfolio will be aggregated with the assets managed by Thornburg in the following funds and portfolios:

(i)	Prudential World Fund, Inc. – Strategic Partners International Value Fund;
(ii)	Strategic Partners Asset Allocation Funds – Strategic Partners Moderate Allocation Fund;
(iii)	Strategic Partners Asset Allocation Funds – Strategic Partners Growth Allocation Fund;
(iv)	American Skandia Trust – AST LSV International Value Portfolio; and
(v)	The Prudential Series Fund – SP LSV International Value Portfolio.

*          **

These changes in subadvisory fees have no effect on advisory fee rates payable by any of the Funds.

LR0055